                                                                    EXHIBIT 10.7



                               FOURTH AMENDMENT TO
                       AMENDED AND RESTATED LOAN AGREEMENT


        THIS FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT ("Amendment") is made as of January 30, 1998 by and among BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, d\b\a SEAFIRST BANK ("Seafirst Bank"); KEYBANK NATIONAL ASSOCIATION; U.S. BANK; and LASALLE NATIONAL BANK, a national banking association (each individually a "Lender" and collectively the "Lenders"); SEAFIRST BANK as agent for Lenders (the "Agent"); and SHURGARD STORAGE CENTERS, INC., a Washington corporation, successor by merger to Shurgard Storage Centers, Inc., a Delaware corporation ("Borrower").

                                    RECITALS

        A. Lenders, Agent and Borrower are parties to that certain Amended and Restated Loan Agreement dated as of September 9, 1996 (the "Original Loan Agreement").

        B. Lenders, Agent and Borrower entered into a First Amendment to Amended and Restated Loan Agreement dated as of November 14, 1996 (the "First Amendment"), a Second Amendment to Amended and Restated Loan Agreement dated as of March 12, 1997 ("Second Amendment"), and a Third Amendment to Amended and Restated Loan Agreement dated as of July 28, 1997 ("Third Amendment"). The Original Loan Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, and as otherwise amended from time to time, is referred to herein as the "Loan Agreement."

        C. Borrower is the General Partner of Shurgard Texas Limited Partnership ("Shurgard Texas"), a Washington limited partnership formed after execution of the Loan Agreement. Borrower holds a one percent (1%) direct and a ninety-nine percent (99%) indirect ownership interest in Shurgard Texas.

        D. Borrower has transferred certain Applicable Properties located in Texas to Shurgard Texas. Such transfer required the consent of Agent (acting with the approval of Majority Lenders). The execution and delivery of this Amendment on or before January 31, 1998 was a material condition to Agent's consent to such transfer. The execution and delivery of this Amendment is also a material condition precedent to Lenders' obligation to make further Revolving Loans to Borrower after that date.

        NOW, THEREFORE, Lenders, Agent and Borrower agree as follows:

                                    AMENDMENT

        1. Capitalized Terms. Capitalized terms not otherwise defined in this Amendment shall have the meanings set forth in the Loan Agreement.

        2. Shurgard Texas as Subsidiary. The parties hereto acknowledge and agree that Shurgard Texas is a Guarantor, a Subsidiary, a Relevant Subsidiary, and an Affiliate of Borrower under the Loan Agreement, as those terms are defined therein.

        3. Amendment to Schedule 5. Schedule 5 is hereby deleted and replaced with the attached Schedule 5.

        4. Counterpart; Effectiveness of Amendment. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Amendment shall become effective immediately upon the execution and delivery hereof by Borrower, Agent and each Lender.

        5. Representations and Warranties. Borrower hereby repeats the representations and warranties set forth in Article 6 of the Loan Agreement on and as of the date hereof.

        6. Loan Agreement Remains in Effect. Except as expressly amended by this Amendment, the Loan Agreement shall remain in full force and effect.

        7. Choice of Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Washington without regard to principles of conflicts of laws.

           ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY. TO EXTEND CREDIT. OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or agents thereunto duly authorized as of the date first above written.

                                       BORROWER:

                                       SHURGARD STORAGE CENTERS, INC.

                                       By /s/ KRISTEN STRED
                                          -------------------------------------
                                          Its   Senior Vice President
                                               --------------------------------
                                       Address:  1201 Third Avenue
                                                 Suite 2200
                                                 Seattle, WA   98101
                                                 Attn:  Kristin Stred

                                       Telephone:  (206) 624-8100
                                       Telefax:    (206) 624-1645

                                    LENDERS:

                                       SEAFIRST BANK


                                       By /s/   Robert Peters
                                         --------------------------------------
                                          Its    Vice President
                                               --------------------------------

                                       Address: Columbia Seafirst Center
                                                Floor 11
                                                701 Fifth Avenue
                                                Seattle, WA  98104
                                                Attn:  Robert Peters
                                                Metropolitan Commercial Banking
                                                Division

                                       Telephone: (206) 358-3133
                                       Telefax:   (206) 585-1794

                                       KEYBANK NATIONAL ASSOCIATION

                                       By /s/ Kathleen Johanson
                                          -------------------------------------
                                          Its   Vice President
                                              ---------------------------------

                                       Address: 700 Fifth Avenue
                                                Floor 46
                                                Seattle, WA 98111
                                                Attn:  Kathleen Johanson
                                       Telephone:  (206) 684-6308
                                       Telefax:    (206) 684-6035


                                    U.S. BANK


                                       By /s/ Miles Silverthorn
                                          -------------------------------------
                                          Its    Vice President
                                               --------------------------------

                                       Address: 1420 Fifth Avenue,
                                                Floor 11, WWH733
                                                Seattle, WA  98101
                                                Attn:  Miles Silverthorn

                                       Telephone: (206) 344-4278
                                       Telefax:   (206) 344-2332

                                       LASALLE NATIONAL BANK



                                       By /s/ Brian Greenblatt
                                          -------------------------------------
                                          Its   First Vice President
                                               --------------------------------

                                       Address:  135 South LaSalle Street
                                                 Chicago, Illinois 60603
                                                 Attn:  Brian Greenblatt

                                       Telephone: (312) 904-6346
                                       Telefax:   (312) 904-6469

                                       AGENT:

                                       SEAFIRST BANK


                                       By /s/ Dora Brown
                                          -------------------------------------
                                          It's A.V.P.
                                               --------------------------------

                                       Address: Seafirst Bank
                                                701 Fifth Ave., Floor 16
                                                Seattle, WA  98124
                                                Attn: Seafirst Agency Services

                                       Telephone: (206) 358-0101
                                       Telefax:   (206) 358-0971